SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - April 23, 2003

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	33-58936	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania	18431
(Address if principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            (570) 253-1970

N/A

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant Not applicable

Item 2.	Acquisition or Disposition of Assets Not applicable

Item 3.	Bankruptcy or Receivership Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant Not applicable

Item 5.	Other Events Not applicable

Item 6.	Resignations of Registrant’s Directors Not applicable

Item 7.	Financial Statements and Exhibits (a) Not applicable (b) Not applicable (c) Exhibits: 99. News Release of Registrant, dated April 23, 2003 re: Dimeco, Inc. Announces 2003 First Quarter Earnings

Item 8.	Change in Fiscal Year Not applicable

Item 9.	Regulation FD Disclosure Not applicable

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics Not applicable

Item 12.

Results of Operations and Financial Condition

On April 23, 2003, the Registrant announced its results of operations for the quarter ended March 31, 2003. A copy of the related news release is being filed as Exhibit 99 to this Form 8-K, including Exhibit 99, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dimeco, Inc. (Registrant)

/s/ MAUREEN H. BEILMAN
Maureen H. Beilman Chief Financial Officer

EXHIBIT INDEX

Exhibit

99	News Release, of Registrant, dated April 23, 2003, re: Dimeco, Inc, announces 2003 First Quarter Earnings